UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
May 26, 2011
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On May 26, 2011, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended March 31, 2011. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by this reference.
     On May 26, 2011, the Company held a conference call concerning its financial performance for the period ended March 31, 2011. The Company expects to file a copy of the transcript of the conference call as soon as available by amendment to this Form 8-K. The conference call contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
Use of Non-GAAP Financial Measures
     The Company from time to time discloses its Days Sales Outstanding (“DSO”), which is a non-GAAP financial measure. For the quarter ended March 31, 2011, DSO was 131 days. The Company calculates DSO as follows: Net revenue for the quarter is annualized (multiplied by four) and then divided by 365 days to yield an average daily sales amount. The balance of accounts receivable net of any reserves for bad debts is then divided by that average daily sales amount resulting in a DSO figure. For the quarter ended March 31, 2011, the calculation was as follows:

Quarterly Revenue		$97,108,000
Times four(4)	x	4

Equals Annualized Revenue		388,432,000
Divided by 365 days	÷	365

Equals Daily Revenue	=	$1,064,197

Net Accounts Receivable		$139,772,000
Divided by Average Daily Revenue	÷	1,064,197

Equals Days Sales Outstanding	=	131

Item 8.01 Other Events.
Quarterly Dividend
     On May 25, 2011, the Company’s Board of Directors declared a quarterly cash dividend of $0.35 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of June 17, 2011 with an anticipated distribution date on or about July 5, 2011 pursuant to the Company’s current policy to pay a regular quarterly dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to further Board review, approval and establishment of record and distribution dates by the Board prior to the declaration and payment of each such quarterly dividend.
     A copy of the Company’s press release announcing the dividend and earnings results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 26, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 26, 2011

QUALITY SYSTEMS, INC.
By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated May 26, 2011